                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY


     BE IT KNOWN, that the undersigned, in his capacity as a member of the Board of Directors of UNIFAB International, Inc. (the "Company"), does hereby make, constitute and appoint each of Dailey J. Berard and Peter J. Roman, or either one of them, his true and lawful attorney-in-fact with power to act with full power of substitution and resubstitution, for him and in his name, place and stead, to sign any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form S-1 (Registration Statement No. 333-31609), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.




                                            /s/ Richard E. Roberson, Jr.
                                            ----------------------------
                                              Richard E. Roberson, Jr.

                                                                   EXHIBIT 24.1

                               POWER OF ATTORNEY


     BE IT KNOWN, that the undersigned, in his capacity as a member of the Board of Directors of UNIFAB International, Inc. (the "Company"), does hereby make, constitute and appoint each of Dailey J. Berard and Peter J. Roman, or either one of them, his true and lawful attorney-in-fact with power to act with full power of substitution and resubstitution, for him and in his name, place and stead, to sign any and all amendments (including post-effective amendments) to the Company's Registration Statement on Form S-1 (Registration Statement No. 333-31609), and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.




                                                  /s/ George C. Yax
                                             ---------------------------
                                                    George C. Yax